UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934


Date of Report (Date of earliest event reported):  September 30, 2002



               OLD POINT FINANCIAL CORPORATION
   (Exact name of registrant as specified in its charter)


                           0-12896
                  (Commission File Number)

        Virginia                         54-1265373
  (State of incorporation)   (I.R.S. Employer Identification No.)



  1 West Mellen Street, Hampton, Virginia              23663
  (Address of principal executive offices)           (Zip Code)


                       (757) 728-1200
    (Registrant's telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure

Frank E. Continetti, President and CEO of Old Point Trust & Financial Services, N.A., a wholly owned subsidiary of Old Point Financial Corporation, resigned as of October 4, 2002 to pursue other interests outside the Hampton Roads area.

A press release is attached as Exhibit 1.




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



               OLD POINT FINANCIAL CORPORATION
                        (Registrant)



By:     /s/Robert F. Shuford
        -------------------------------------
        Robert F. Shuford
        Chairman of the Board
        President and Chief Executive Officer


Dated:  September 30, 2002